Supplement dated December 23, 2010

to the Prospectuses and Statements of Additional Information

LORD ABBETT GLOBAL FUND	LORD ABBETT INVESTMENT TRUST
Lord Abbett Developing Local Markets Fund	Lord Abbett Convertible Fund
Lord Abbett High Yield Fund

The prospectus of Lord Abbett Global Fund dated May 1, 2010 and the prospectus of Lord Abbett Investment Trust dated April 1, 2010 are amended to reflect certain changes to the above-referenced Funds’ 12b-1 fees and sales charges, as described in more detail below.

Effective February 1, 2011, the Class A share 12b-1 fee for each of the above-referenced Funds (each, a “Fund”) will be amended as follows:

The Class A share 12b-1 fee will be reduced from an annual rate of 0.35% to 0.20% of each Fund’s average daily net assets.

Effective February 1, 2011, the Class C share 12b-1 fee for each of the above-referenced Funds (each, a “Fund”) will be amended as follows:

The Class C share 12b-1 fee will be reduced so that each Fund will pay a blended fee rate calculated based on (1) 1.00% of the average daily net assets on shares held for less than one year and (2) 0.80% of the daily net assets on shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Effective February 1, 2011, the front-end sales charges applicable to purchases of Class A shares of each of the above-referenced Funds (each, a “Fund”) will be reduced, with corresponding reductions in the dealer’s concessions related to those purchases. As of that date, each Fund’s maximum Class A front-end sales charge will be reduced from 4.75% to 2.25%. In addition, as of that date, each Fund’s minimum investment for purchases of Class A shares without a front-end sales charge will be reduced from $1 million to $500,000. Accordingly, effective February 1, 2011, references to a Fund’s Class A share front-end sales charges or dealer’s concessions are amended to reflect the rates shown in the tables below.

Front-End Sales Charges – Class A Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	1.0000	†
† See “Dealer Concessions on Class A Shares.” Note:The above percentages may vary for particular investors due to rounding.

Dealer Concession Schedule – Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession**
$500,000 to $4,999,999	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

*       Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

**     Financial intermediaries will receive an annual service fee of 0.15% beginning in the thirteenth month after purchase based on the average daily net assets represented by the Class A shares that starts to accrue after twelve months following the purchase of Class A shares without a front-end sales charge.

Please retain this document for your future reference.

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